UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 17, 2020
PBF ENERGY INC.
PBF ENERGY COMPANY LLC
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-206728-02	61-1622166
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry Into a Material Definitive Agreement.

On April 17, 2020, PBF Holding Company LLC ("PBF Holding"), an indirect subsidiary of PBF Energy Inc. ("PBF Energy") and a direct subsidiary of PBF Energy Company LLC ("PBF LLC" and together with PBF Energy, the Company), and together with its direct wholly-owned subsidiary, Delaware City Refining Company LLC ("DCR") and its indirect wholly-owned subsidiaries, Torrance Refining Company LLC ("TORC") and Martinez Refining Company LLC ("MRC" and together with DCR and TORC, the "Selling Subsidiaries") executed and closed an Asset Purchase Agreement (the "Asset Purchase Agreement") with Air Products and Chemicals Inc. ("Air Products") pursuant to which, among other things, Air Products acquired five steam methane reformer hydrogen production plants and related assets (the "Transferred Assets") in exchange for consideration received of $530 million.

PBF Holding and the Selling Subsidiaries have made customary representations and warranties and have agreed to customary covenants in the Asset Purchase Agreement and the Asset Purchase Agreement also provides for indemnification rights with respect to, among other things, breaches of representations, warranties or covenants by the parties.

The Asset Purchase Agreement contains representations and warranties by PBF Holding and the Selling Subsidiaries as of specific dates. The representations and warranties reflect negotiations between the parties to the Asset Purchase Agreement and are not intended as statements of fact to be relied upon by the Company’s shareholders; in certain cases, the representations and warranties merely represent allocation decisions among the parties; may have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Asset Purchase Agreement, which disclosures are not reflected in the Asset Purchase Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders. As such, the representations and warranties are solely for the benefit of the parties to the agreement. The representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, may change after the date of the Asset Purchase Agreement and should not be relied upon as statements of facts.

In connection with the execution of the Asset Purchase Agreement, the parties entered into a Transition Services Agreement (the "TSA") for the Company to provide transition maintenance activities with respect to the Transferred Assets and for Air Products, together with Air Products West Coast Hydrogen LLC, to exclusively supply hydrogen, steam, carbon dioxide and other products (the "Products") from the SMRs to the Martinez, Torrance and Delaware City refineries for a specified period until Air Products, PBF Holding and the applicable Selling Subsidiary enter into the 15 year long-term supply agreement for the Products contemplated under the Asset Purchase Agreement (each a "Supply Agreement" and collectively the "Supply Agreements").

The obligations of PBF Holding and the Selling Subsidiaries under the Asset Purchase Agreement, the TSA and the Supply Agreements are guaranteed by PBF Energy and PBF LLC pursuant to a guarantee agreement in favor of Air Products executed concurrent with the closing (the "Guarantee").

The foregoing descriptions of the Asset Purchase Agreement, the TSA and the Guarantee are summary in nature and are qualified in their entirety by reference to the Asset Purchase Agreement, the TSA and the Guarantee, copies of which are attached hereto as Exhibit 10.1, 10.2 and 10.3 and incorporated herein by reference.

Item 7.01 - Regulation FD Disclosure

On April 20, 2020, the Company issued a press release announcing the completion of the sale of the Transferred Assets. The press release related to this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item
7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Forward-Looking Statements

Statements in this press release relating to future plans, results, performance, expectations, achievements and the like are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, the company’s plans, objectives, expectations and intentions with respect to future earnings and operations. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the company's control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the company's filings with the SEC. All forward-looking statements speak only as of the date hereof. The company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1 *
Asset Purchase Agreement dated as of April 17, 2020, among PBF Holding Company LLC, Torrance Refining Company LLC, Martinez Refining Company LLC, Delaware City Refining Company LLC and Air Products and Chemicals Inc.

10.2 *
Transition Services Agreement dated as of April 17, 2020, among PBF Holding Company LLC, Torrance Refining Company LLC, Martinez Refining Company LLC, Delaware City Refining Company LLC and Air Products and Chemicals Inc. and Air Products West Coast Hydrogen LLC.

10.3	Guarantee Agreement dated as of April 17, 2020 among PBF Energy Inc. PBF Energy Company LLC and Air Products and Chemicals Inc.
99.1	Press release dated April 20, 2020
104	Cover Page Interactive Data File (formatted as Inline XBRL).
*
Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:	April 22, 2020	PBF Energy Inc.
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel

Date:	April 22, 2020	PBF Energy Company LLC
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel

Date:	April 22, 2020	PBF Holding Company LLC
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel